Leasing Obligations	12 Months Ended
Dec. 31, 2011
Leases [Abstract]
Leasing Obligations
Leasing Obligations

We are obligated for equipment under various capital leases, which expire at various dates during the next four years. At December 31, 2011 and 2010, the gross amount of equipment under capital leases totaled $0.4 million and $1.2 million and related accumulated depreciation was approximately $0.2 million and $0.9 million, respectively.

We lease our headquarters facility, computer and telecommunications equipment, service and sales vehicles, office space, various storage spaces and manufacturing facilities under non-cancelable operating leases, which expire at various dates over the next 23 years. Total rental expense for operating leases was $7.3 million, $35.5 million, $41.7 million and $40.6 million for the period of November 4, 2011 through December 31, 2011 (Successor), the period of January 1, 2011 through November 3, 2011 (Predecessor) and the years ended December 31, 2010 and 2009 (Predecessor), respectively.

Future minimum lease payments under capital and non-cancelable operating leases, including our headquarters facility (with initial or remaining lease terms in excess of one year) as of December 31, 2011 are as follows (dollars in thousands):

	Capital Leases	Operating Leases
2012	$122	$44,316
2013	59	31,173
2014	19	20,876
2015	—	15,338
2016	—	10,078
Thereafter	—	42,210
Total minimum lease payments	$200	$163,991
Less amount representing interest	(17)
Present value of net minimum capital lease payments	183
Less current portion	(112)
Obligations under capital leases, excluding current installments	$71